Exhibit 99.1

FORBEARANCE UNDER LOAN AND SECURITY AGREEMENT

This Forbearance under Loan and Security Agreement (this “Forbearance”) is entered into as of August 2, 2017 (the “Forbearance Effective Date”), by and between Partners for Growth V, L.P., a Delaware limited partnership with its principal place of business at 1660 Tiburon Blvd., Suite D, Tiburon California 94920 (“PFG”) and each of Giga-tronics Incorporated, a California corporation, and Microsource, Inc., each with its principal place of business at 5990 Gleason Drive Dublin CA, 94568 (individually and collectively, jointly and severally, “Borrower”).

WHEREAS, PFG and Borrower entered into that certain Loan and Security Agreement dated as of April 27, 2017 (the “Loan Agreement”) and certain other Security Documents (as defined below), pursuant to which PFG has made available to Borrower the principal amount of $1,500,000, all of which is outstanding on the Forbearance Effective Date;

WHEREAS, Borrower has failed to comply with financial covenants set forth in Section 5 of the Schedule to the Loan Agreement for failing to comply with (i) the Minimum Revenues financial covenant for the reporting quarter ended June 30, 2017, (ii) the Minimum TNW financial covenant for the reporting months of May 2017 and June 2017, and (iii) the anticipated breach of the Minimum TNW financial covenant for the reporting month of July 2017 (the “Anticipated Default” and, together with the defaults specified in clauses (i) and (ii), the “Specified Defaults”);

NOW THEREFORE, the parties hereby agree as follows:

1.             DESCRIPTION OF EXISTING INDEBTEDNESS: Borrower is indebted to PFG for Obligations pursuant to the Loan Documents, as set forth in the Recitals. Defined terms used but not otherwise defined herein shall have the same meanings set forth in the Loan Agreement.

2.             DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral, as described in the Loan Agreement and in an Intellectual Property Security Agreement and other documents of even date therewith. The above-described security documents, together with all other documents securing repayment of the Obligations, shall be referred to herein as the “Security Documents”. Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations are referred to as the “Existing Loan Documents”.

3.             Ratification of Loan Documents; Further Assurances.

(a)     Borrower acknowledges and agrees that (i) each of the Existing Loan Documents remain in full force and effect in accordance with their terms, (ii) the Liens granted by the Borrower to PFG under the Existing Loan Documents shall remain in place, unimpaired by the transactions contemplated by this Forbearance, and PFG’s priority with respect thereto shall not be affected hereby or thereby, and (iii) the Existing Loan Documents shall continue to secure all Obligations as stated therein.

(b)     Borrower ratifies, reaffirms, restates and incorporates by reference all of its representations, warranties, covenants, and agreements made under the Existing Loan Documents.

(c)     Borrower hereby ratifies, confirms, and reaffirms that the Obligations include, without limitation, the Loans, and any future modifications, amendments, substitutions or renewals thereof.

(d)     Borrower hereby agrees that this Forbearance is the legal, valid and binding obligation of Borrower, enforceable against Borrower.

(e)     Borrower and PFG acknowledge that the Specified Defaults are ongoing, existing and continuing Events of Default under the Loan Agreement.

(f)     Borrower and PFG confirm that neither party has heretofore waived or modified, and has not agreed to waive or modify, any term of the Existing Loan Documents, and any actions that Borrower takes or fails to take (including the expenditure of any funds) is voluntary, informed and taken at its own risk.

(g)     Borrower shall, from and after the execution of this Forbearance, execute and deliver to PFG whatever additional documents, instruments, and agreements that PFG may reasonably require in order to maintain the perfection of PFG’s security interests in the Collateral granted in the Loan Agreement and to otherwise give effect to the terms and conditions of this Forbearance.

4.              Forbearance Period. Subject to Borrower’s strict compliance and performance with the terms of this Forbearance and each Forbearance Document (as defined in Section 6(c)), PFG will forbear from enforcing its rights and remedies under the Existing Loan Documents from the date hereof through the earlier to occur of (i) August 31, 2017 (the “Specified Forbearance End Date”) and (ii) a Termination Event under Section 6 (the “Forbearance Period”). Except as expressly provided herein, this Forbearance does not constitute a waiver or release by PFG of any Obligations or of any Default or Event of Default which may arise in the future after the Forbearance Effective Date.

5.              Termination OF FORBEARANCE. The Forbearance Period shall terminate automatically and without notice to Borrower upon the occurrence of a Termination Event.

6.              Termination Events. The occurrence of any one or more of the following events shall constitute a termination event (hereinafter, a “Termination Event”) under this Forbearance:

(a)     the failure of the Borrower to cause PFG’s Obligations to be repaid as and when required by the Loan Agreement, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

(b)     the filing of a petition for relief by or against Borrower under the United States Bankruptcy Code;

(c)     the failure of the Borrower to promptly, punctually, or faithfully perform any other material term, condition, or covenant of this Forbearance or any of the other documents executed and delivered in connection with this Forbearance (the “Forbearance Documents”) as and when due, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

(d)     the occurrence of any Default (except in relation to a Specified Default) or Event of Default (other than the Specified Defaults) that is continuing under the Loan Agreement or any other Loan Document, or the occurrence of a default under this Agreement or any Forbearance Document;

(e)     any recital, representation or warranty made herein, in any Forbearance Document, or in any report, certificate, financial statement or other instrument or document previously, now or hereafter furnished by or on behalf of Borrower in connection with this Forbearance or any Forbearance Document, shall prove to have been false, incomplete or misleading in any material respect on the date as of which it was made;

(f)     the failure of Borrower to satisfy any of the conditions set forth in Section 9 of this Forbearance which conditions, unless otherwise specified in Section 9, shall not have the benefit of any cure or grace periods that might otherwise apply if such conditions appeared in the Loan Agreement;

(g)     the failure of Borrower to have entered into an amendment or restatement of the Loan Agreement by August 31, 2017, addressing the Specified Defaults;

(h)     a material impairment in the perfection or priority of PFG’s security interest in the Collateral or in the value of such Collateral taken as a whole occurs.

7.              Rights Upon Termination. Upon the expiration of the Forbearance Period, all of the Obligations shall, without notice or demand, become immediately due and payable in full unless waived by PFG in its sole discretion and PFG shall be entitled to immediately pursue any and all remedies available under applicable law or pursuant to the Existing Loan Documents.

8.              CONDUCT DURING THE FORBEARANCE PERIOD. At all times during the Forbearance Period, Borrower shall comply with all terms and conditions of the Loan Agreement and the other Loan Documents including, without limitation, all representations, warranties, affirmative and negative covenants contained in the Loan Agreement and other Loan Documents, except as follows:

(a)      except as otherwise set forth in this Section 8, Borrower shall continue to remit all regularly scheduled payments (whether due on account of any Loan or otherwise, including all principal, interest, fees, costs and other amounts) which may become due under the Loan Agreement, as and when such payments are due, provided that Borrower shall not be required to make monthly amortized principal payments otherwise due under the Loan Agreement while this Forbearance is in effect;

(b)      Borrower shall pay interest under the Loan Agreement at the Default Rate during the Forbearance Period; and

(c)      Borrower shall continue to provide the Reports set forth in Section 6 of the Schedule and, in addition, shall provide on a [weekly] basis on the last day of each week a cash flow and budget forecast report for the thirty (30) day period following each such report that also includes the aggregate amount of interim financing proceeds then received and any strategic initiatives intended to address Borrower’s viability as a going concern given available resources.

9.              CONDITIONS. The effectiveness of this Forbearance shall be conditioned upon each of the following, whether a condition precedent or, if indicated, a condition subsequent:

(a)     Execution and Delivery. Borrower shall have duly executed and delivered to PFG a counterpart of this Forbearance.

(b)     Payment of PFG Expenses. Borrower shall have paid upon demand all PFG expenses (including all reasonable attorneys’ fees and expenses) incurred in connection with this Forbearance.

(c)     Update to Representations. Borrower shall have delivered an update to the Representations.

10.            Borrowers’ Representations And Warranties. Borrower represents and warrants that:

(a)     immediately upon giving effect to this Forbearance (i) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (ii) no Default or Event of Default has occurred and is continuing (other than the Specified Defaults for the periods giving rise to the Specified Defaults);

(b)     Borrower has the corporate power and authority to execute and deliver this Forbearance and to perform its obligations under the Existing Loan Documents, to the extent amended by this Forbearance;

(c)     the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to PFG on the Effective Date of the Loan Agreement either remain true, accurate and complete as delivered on such Effective Date or are appended to this Forbearance as Schedule 1;

(d)     the execution and delivery by Borrower of this Forbearance and the performance by Borrower of its obligations under the Existing Loan Documents, as amended by this Forbearance, have been duly authorized by all necessary corporate action on the part of Borrower;

(e)     this Forbearance has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with the terms of this Forbearance, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights;

(f)     Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against PFG or any past, present or future agent, attorney, legal representative, predecessor-in-interest, affiliate, successor, assign, employee, director or officer of PFG, directly or indirectly, arising out of, based upon, or in any manner connected with, any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or began prior to the execution of this Forbearance and accrued, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of the terms or conditions of the Existing Loan Documents, or which directly or indirectly relate to or arise out of or in any manner are connected with any of the Existing Loan Documents;

(g)     Borrower has freely and voluntarily entered into this Forbearance after an adequate opportunity and sufficient period of time to review, analyze and discuss all terms and conditions of this Forbearance and all factual and legal matters relevant hereto with counsel freely and independently chosen by it. Borrower further acknowledges that it has actively and with full understanding participated in the negotiation of this Forbearance after consultation and review with its counsel and that this Forbearance has been negotiated, prepared and executed without fraud, duress, undue influence or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party to this Forbearance.

(h)     Borrower has not voluntarily or involuntarily, granted any Liens to any creditor not previously disclosed to PFG in writing on or before the Forbearance Effective Date or taken any action or failed to take any action which could or would impair, change, jeopardize or otherwise adversely affect the priority, perfection, validity or enforceability of any Liens securing all or any portion of the Obligations or the priority or validity of PFG’s claims with respect to the Obligations relative to any other creditor of Borrower, subject only to Permitted Liens. Borrower acknowledges that PFG has acted in good faith and has conducted in a commercially reasonable manner its relationship with such Borrower in connection with this Forbearance and in connection with the Existing Loan Documents;

(i)     the Security Documents relating to Intellectual Property either disclose an accurate, complete and current listing of all Collateral that consists of Intellectual Property or Borrower has included revised and updated Intellectual Property schedules as part of an update to the Representations required in Section 9(c) of this Forbearance;

(j)     as of the date hereof, Borrower ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Representations, as updated as of the Forbearance Effective Date;

(k)     except as expressly stated in this Forbearance, neither PFG nor any agent, employee or representative of PFG has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Forbearance;

(l)     Borrower has made such investigation of the facts pertaining to this Forbearance and all of the matters appertaining thereto, as it deems necessary;

(m)     the terms of this Forbearance are contractual and not a mere recital; and

(n)     Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify PFG, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

Borrower understands and acknowledges that PFG is entering into this Forbearance in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

11.           CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, PFG is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Forbearance, the terms of the Existing Loan Documents remain unchanged and in full force and effect. PFG’s agreement to modifications to the existing Obligations in no way shall obligate PFG to make any future consents, waivers or modifications to the Obligations. Nothing in this Forbearance shall constitute a satisfaction of the Obligations or a waiver of any default under the Existing Loan Documents. It is the intention of PFG and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by PFG in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Forbearance. The terms of this paragraph apply not only to this Forbearance, but also to all subsequent loan modification agreements.

12.            Non-Interference. From and after the expiration or termination of the Forbearance Period, Borrower agrees not to interfere with the exercise by PFG of any of its rights and remedies. Borrower further agrees that it shall not seek to distrain or otherwise hinder, delay, or impair PFG’s efforts to realize upon the Collateral, or otherwise to enforce its rights and remedies pursuant to the Existing Loan Documents. The provisions of this Section 13 shall be specifically enforceable by PFG.

13.            INTEGRATION; CONSTRUCTION. The Loan Agreement, as modified by the First Modification, this Forbearance and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Forbearance; provided, however, that any financing statements or other agreements or instruments filed by PFG with respect to Borrower shall remain in full force and effect. The quotation marks around modified clauses set forth herein and any differing font styles in which such clauses are presented herein are for ease of reading only and shall be ignored for purposes of construing and interpreting this Forbearance. This Forbearance is subject to the General Provisions of Section 8 of the Loan Agreement.

14.            RELEASE OF CLAIMS.

(a)     FOR AND IN CONSIDERATION OF PFG’S AGREEMENTS CONTAINED HEREIN, BORROWER, TOGETHER WITH ITS, SUCCESSORS AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES PFG AND EACH OF ITS RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE FORBEARANCE EFFECTIVE DATE THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING DIRECTLY OR INDIRECTLY FROM THE LAWSUIT, ANY PRIOR OR EXISTING LOANS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE EXISTING LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE EXISTING LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS FORBEARANCE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

(b)     By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by PFG with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

(c)     This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to PFG to enter into this Forbearance, and that PFG would not have done so but for PFG’s expectation that such release is valid and enforceable in all events.

15.            Governing Law; Venue. THIS FORBEARANCE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and PFG submit to the exclusive jurisdiction of the State and Federal courts in San Francisco County, California, in connection with any proceeding or dispute arising in connection herewith.

[Signature Page Follows]

This Forbearance is executed as of the date first written above.

Borrower:

Giga-tronics Incorporated

By: ______________________________

Name: ___________________________

Title: ______________________________

Microsource, Inc.

By: ______________________________

Name: ___________________________

Title: ______________________________

PFG: PARTNERS FOR GROWTH V, L.P. By_______________________________ Name: ___________________________ Title: Manager, Partners for Growth V, LLC, its General Partner

Signature Page Forbearance under Loan and Security Agreement

SCHEDULE 1

Constitutional Document Updates